SEC FILE NO. 33-67852
                                                           RULE 497(e)


                                  PILGRIM FUNDS

                         Supplement dated April 11, 2000
                     to the Prospectus dated January 4, 2000
                                     Class I

Change in Portfolio Manager for the Pilgrim Research Enhanced Index Fund

The disclosure on page 15 of the Prospectus is hereby amended to reflect that Nanette Buziak, Timothy Devlin and Bernard Kroll share the responsibility for the day-to-day management of the Pilgrim Research Enhanced Index Fund (the "Fund").

Ms. Buziak has co-managed the Fund since April 1999. At J.P. Morgan Investment Management Inc., she serves as a Portfolio Manager and Member of the Structured Equity Group.

Ms. Buziak has over 8 years of investment management experience. Before joining J.P. Morgan Investment Management Inc. in 1997, Ms. Buziak was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc.

Mr. Kroll has co-managed the Fund since March 2000. At J.P. Morgan Investment Management Inc., he serves as a Portfolio Manager and Member of the Structured Equity Group.

Mr. Kroll has over 20 years of investment management experience. Before joining J.P. Morgan Investment Management Inc. in 1996, Mr. Kroll was an equity derivatives specialist at Goldman Sachs & Co. Earlier, he managed his own software development firm and options broker-dealer, and managed several derivative businesses at Kidder, Peabody & Co.

Mr. James Wiess no longer serves as portfolio manager of the Fund.


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